THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE AND ISSUABLE UPON EXERCISE
     HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE SECURITIES ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAW. THESE SECURITIES AND THE SECURITIES ISSUED UPON EXERCISE HEREOF MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, NOR MAY THESE WARRANTS BE EXERCISED, EXCEPT IN ACCORDANCE WITH TERMS SET FORTH IN THIS CERTIFICATE OR IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE
     REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES.

                                                              No. I-1

                           GLOBAL TECHNOVATIONS, INC.

                                    WARRANTS

                   TO PURCHASE 770,833 SHARES OF COMMON STOCK

         Global Technovations, Inc., a Delaware corporation (the "Company"), hereby certifies that for value received, the Wilmington Trust Company and George Jeff Mennen, co-trusteees u/a dated November 25, 1970 with George S. Mennen FBO John Henry Mennen or its assigns (the "Holder"), is entitled subject to the terms set forth below to purchase from the Company 770,833 fully paid and non-assessable shares of common stock (the "Common Stock") of the Company at the price of $.94 per share (the "Purchase Price"). Subject to vesting, these warrants shall be exercisable for 10 years commencing August 31, 2000 and expiring on August 30, 2010 at 6:00 p.m. New York time. These Warrants shall vest as follows: (i) 520,833 are fully vested and not subject to forfeiture; and
(ii) 250,000 shall only vest if by 6:00 p.m. New York time September 30, 2001, the Holder has not received full payment including accrued interest of a Senior Secured Promissory Note in the principal amount of $5,000,000 issued by the Company to the Holder as of the date hereof. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         As used herein the following capitalized terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

                  (b) The term "Common Stock" means the common stock, par value $0.001 per share, of the Company, together with all stock of any class or classes (however designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

                  (c) The term "Purchase Price" shall be the then applicable purchase price for one share of Common Stock as adjusted pursuant to Sections 5 and 6 hereof.

                  (d) The term "Securities Act" means the Securities Act of 1933 as the same shall be in effect at the time.

                  (e)      The term "Warrants" refers to these Warrants.

         1. Registration. The Company shall register for public sale the Common Stock and all other shares of Common Stock owned by the Holder or obtainable by the Holder upon exercise of outstanding warrants, options or rights or by conversion of convertible securities, all in accordance with a Registration Rights Agreement in the form annexed as Exhibit A.

         2. Sale or Exercise Without Registration. If, at the time of any exercise, permitted transfer or surrender for exchange of the Warrants or of Common Stock previously issued upon the exercise of the Warrants, such Warrants or Common Stock shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the holder or transferee of such Warrants or Common Stock, as the case may be, furnish to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, provided that the disposition thereof shall at all times be within the control of such holder or transferee, as the case may be, and provided further that nothing contained in this Section 2 shall relieve the Company from complying with any request for registration pursuant to Section 1 hereof. The Holder of the Warrants represents to the Company that it is acquiring the Warrants for investment and not with a view to the distribution thereof.

         3.  Exercise of Warrants; Partial Exercise.

3.1 Exercise in Full or in Part. These Warrants may be exercised in full or in part by the Holder hereof by surrender of these Warrants, with the form of subscription attached hereto duly executed by such holder, to the Company at its principal office, as provided in Section 19 hereof, accompanied by payment by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of these Warrants (without giving effect to any adjustment therein) by the Purchase Price.

3.2 Company to Reaffirm Obligations. The Company will, at the time of any exercise of these Warrants, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of these Warrants, provided that if the Holder of these Warrants shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such Holder any such rights.

4. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of these Warrants in full or in part, and in any event within two days thereafter, the Company at its expense (including the payment by it of any applicable issue or transfer taxes) will cause to be issued in the name of and delivered to the Holder hereof a certificate or certificates for the number of fully paid and non-assessable Common Stock or other securities to which such Holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value of one full share (determined by the closing price on the principal market as of the date of receipt of the Warrants with executed subscription), together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 5 hereof or otherwise.

5. Anti-Dilution Provisions. If and to the extent that the number of issued shares of Common Stock of the Company shall be increased, reduced or changed by change in par value, split up, reclassification, or distribution of a dividend payable in Common Stock, the number of shares subject to the Warrants and the exercise price per share shall be proportionately adjusted; provided, however, that the anti-dilution provision described in this Section 5 does not apply to sales of Common Stock made by the Company at a price below the Purchase Price.

6. Reorganization, Consolidation, Merger, etc. In case the Company shall (a) effect a reorganization, (b) consolidate with or merge with or into any other entity, or (c) transfer all or substantially all of its properties or assets to any other entity under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of these Warrants, upon the exercise thereof as provided in Section 3 hereof at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised these Warrants immediately prior thereto, all subject to further adjustment thereafter as provided in Section 5 hereof.

7. Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Common Stock upon the exercise of all Warrants from time to time outstanding.

8. Officer's Certificate as to Adjustments. In each case of any adjustment or readjustment in the Common Stock issuable upon the exercise of the Warrants, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate, executed by its chief financial or accounting officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of Common Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each such certificate to each Holder of Warrants.

9. Notices of Record Date, etc. In the event of:
                  (a) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person; or

                  (b) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

         and to which the provisions of either or both of Sections 5 and 6 hereof are applicable, then and in each such event the Company will mail or cause to be mailed to each holder of Warrants a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

        10. Reservation of Common Stock, etc., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, the number of shares of Common Stock which may be issuable from time to time upon the exercise of the Warrants.

         11. Listing on Securities Exchanges; Registration. If the Company at any time shall list any Common Stock on any national securities exchange, the Company will, at its expense, simultaneously list on such exchange, upon official notice of issuance upon exercise of the Warrants, and maintain such listing of, all Common Stock from time to time issuable upon the exercise of the Warrants. The Company shall promptly seek, and use its best efforts to obtain, stockholder approval if required by any national securities exchange.

         12. Exchange of Warrants. Subject to the provisions of Section 2 hereof, upon surrender for exchange of any Warrants, properly endorsed to the Company, the Company at its own expense will issue and deliver to the holder thereof new Warrants of like tenor, in the name of such holder calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrants so surrendered.

 13. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrants and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrants, the Company at its expense will execute and deliver, in lieu thereof, new Warrants of like tenor.

         14. Warrant Agent. The Company may, by written notice to each Holder of the Warrants, appoint an agent for the purpose of issuing Common Stock upon the exercise of the Warrants pursuant to Section 3 hereof, exchanging Warrants pursuant to Section 12 hereof, and replacing Warrants pursuant to Section 13 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         15. Legend. Unless the shares of Common Stock have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the Common Stock, pursuant thereto all certificates representing Common Stock shall bear on the face thereof substantially the following legend:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or unless a written opinion of counsel to the Company concludes that such disposition is in compliance with an available exemption from such registration.

     16. Remedies. The Company stipulates that the remedies at law of the Holder of these Warrants in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of these Warrants are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     17. Severability. In the event any parts of these Warrants are found to be void, the remaining provisions of these Warrants shall nevertheless be binding with the same effect as though the void parts were deleted.

     18. Benefit. These Warrants shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

     19. Notices and Addresses. All notices, offers, acceptance and any other acts under these Warrants (except delivery of these Warrants and payment of the Purchase Price) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

The Company:                        Mr. William C. Willis, Jr.
                                    President and Chief Executive Officer
                                    Global Technovations, Inc.
                                    7108 Fairway Drive, Suite 200
                                    Palm Beach Gardens, FL  33418-3757
                                    Facsimile:  (561) 775-2668

The Holder:                         Mr. George Jeff Mennen
                                    TMF Investments, Inc.
                                    25 Hanover Road, Building B
                                    Florham Park, NJ 07932

And:                                Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, DE 19890-0001
                                    Attention:  Michael DiGregorio, Esquire

or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

     20. Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to these Warrants, or to the interpretation, breach or enforcement thereof, and any action or proceeding including an arbitration proceeding is commenced to enforce the provisions of these Warrants, the prevailing party shall be entitled to an award by the court of reasonable attorney's fees, costs and expenses.

     21. Governing Law. These Warrants and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations.

     22. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of these Warrants.

Dated: August 30, 2000            GLOBAL TECHNOVATIONS, INC.

                                  By:
                                       William C. Willis, Jr.
                                       President and Chief Executive Officer

                                 ASSIGNMENT FORM

              (To be executed only upon the assignment of Warrants)

         FOR VALUE RECEIVED the undersigned registered holder of the within Warrants hereby sells, assigns and transfers unto ______________, whose address is ____________________________ all of the rights of the undersigned under the within Warrants, with respect to ______________ Common Stock of Global Technovations, Inc. and, if such Common Stock do not include all the Common Stock issuable as provided in the Warrants, that new Warrants of like tenor for the number of Common Stock not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ______________ Attorney to register such transfer on the books of ______________ maintained for the purpose, with full power of substitution in the premises.

Dated: ______________, ______.
(Signature must conform in all respects to name of holder as specified on the face of the Warrants)


Signature Guaranteed

Address:

                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrants)

To:___________________________

         The undersigned, the holder of the within Warrants, hereby irrevocably elects to exercise the purchase right represented by such Warrants for, and to purchase thereunder, ______________ Common Stock of Global Technovations, Inc., and herewith makes payment of $______________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, , whose address is . If the Common Stock being purchased hereby do not include all the Common Stock issuable as provided in the Warrants, that new Warrants for the number of Common Stock not being purchased hereunder be issued in the name of and delivered to the undersigned.

Dated: ______________, ______.


(Signature must conform in all respects to name of holder as specified on the face of the Warrants)




Signature Guaranteed

Address:

F:\DATA\Global Technovations\Onkyo\Agreements\Mennen Warrant I-1.doc

                                    Exhibit A

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of the 30th day of August, 2000 by and among Global Technovations, Inc., a Delaware corporation (the "Company"), and Wilmington Trust Company and George Jeff Mennen, co-trustees u/a dated November 25, 1970 with George S. Mennen FBO John Henry Mennen, or its assigns (the "Investor").

         WHEREAS, the Company has issued to the Investor, warrants to purchase shares of common stock dated as of the date hereof (the "Warrants"); and

         WHEREAS, the Company has agreed to provide certain registration rights to the Investor in connection with the shares of Common Stock issuable to the Investor pursuant to exercise of the Warrants;

         Therefore, the parties hereto hereby agree as follows:

     1. Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

         "Agreement" means this Registration Rights Agreement, as the same may be amended, modified or supplemented in accordance with the terms hereof.

         "Board" means the Board of Directors of the Company.

         "Common Stock" means the Common Stock, $.001 par value per share, of the Company.

         "Commission" means the Securities and Exchange Commission.

         "Company" has the meaning assigned to it in the introductory paragraph of this Agreement.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excluded Forms" has the meaning assigned to it in Section 2c of this Agreement.

         "Investor" has the meaning assigned to it in the introductory paragraph of this Agreement.

         "Other Shares" has the meaning assigned to it in Section 4f of this Agreement.

         "Person" includes any natural person, corporation, trust, association, company, partnership, joint venture, limited liability company and other entity and any government, governmental agency, instrumentality or political subdivision.

         "Proposed Registration" has the meaning assigned to it in Section 4 of this Agreement.

         The terms "register" "registered" and "registration" refer to a registration effected by preparing and filing a registration statement on other than any of the Excluded Forms in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Warrants" mean the warrants referred to on the first WHEREAS clause hereof.

         2.       Required Registration.

                  a. At any time, the holders of Common Stock may from time to time request (the "Request") that the Company register under the Securities Act, all or any portion of the shares of Common Stock held by such requesting holder or holders for sale in the manner specified in such notice. The Company shall be obligated to file a registration statement with respect to such Common Stock registered pursuant to this Section 2 within 45 days of such Request.

                  b. Following receipt of any Request under this Section 2, the Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such Request, the number of shares specified in such Request (and in all subsequent notices received by the Company from other holders of shares within 30 days after the giving of such notice by the Company). If the holders initiating the Request hereunder intend to distribute the Common Stock covered by their Request by means of an underwriting, the underwriter will be selected by a majority in interest of the holders so requesting and shall be reasonably acceptable to the Company.

                  c. The Company shall be entitled to include in any registration statement referred to in this Section 2, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the shares to be sold for the Investor.

                  d. provided, however, that shares of Common Stock shall only be registrable pursuant to this Agreement if and so long as they have not been
(i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 41 thereof so that all transfer restrictions and restrictive legends with respect to such shares of Common Stock are removed upon the consummation of such sale and the seller and purchaser of such shares of Common Stock shall have received an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such shares of Common Stock in the hands of the purchaser are freely transferable without restriction or registration under the Securities Act in any public or private transaction.

         3.       Piggyback Registration.

                  a. Each time that the Company proposes for any reason to register any of its Common Stock under the Securities Act in connection with the proposed offer and sale of its Common Stock for money, either for its own account or on behalf of any other security holder ("Proposed Registration"), other than pursuant to a registration statement on Excluded Forms, the Company shall promptly give written notice of such Proposed Registration to the Investor and shall offer the Investor the right to request inclusion of the share of Common Stock in the Proposed Registration.

                  b. The Investor shall have 30 days from the receipt of such notice to deliver to the Company a written request specifying the number of share of Common Stock such holder intends to sell in the Proposed Registration and the holder's intended method of disposition.

                  c. In the event that the Proposed Registration by the Company is, in whole or in part, an underwritten public offering, the Company shall so advise the Investor as part of the written notice given pursuant to Section 4a, and any request under Section 4b must specify that the shares be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration.

                  d. Upon receipt of a written request pursuant to Section 4b, the Company shall promptly use its best efforts to cause all such shares of Common Stock held by the Investor to be registered under the Securities Act (and included in any related qualifications under blue sky laws or other compliance), to the extent required to permit sale or disposition as set forth in the Proposed Registration.

                  e. In the event that the offering is to be an underwritten offering, all holders of Shares proposing to distribute their shares of Common Stock through such underwritten offering agree to enter into an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company.

                  f. Notwithstanding the foregoing, if in its good faith judgment, the Company or managing underwriter determines and advises in writing that the inclusion of shares of Common Stock proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the Investor (such other shares hereinafter collectively referred to as the "Other Shares"), would interfere with the successful marketing of such securities, then the number of such shares to be included in such underwritten public offering shall be reduced first, (i) by the shares requested to be included in such registration by the holders of Other Shares, on a pro rata basis, based upon the number of Other Shares sought to be registered by each holder, and, second (ii) from the number of shares of Common Stock then owned by the Investor. The foregoing shall not apply to the sale of Common Stock by the Company or registration rights previously granted by the Company.

     4. Preparation and Filing. If and whenever the Company is under an obligation pursuant to this Agreement to use its best efforts to effect the registration of any Common Stock, the Company shall, as expeditiously as practicable:

                  a. prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective in accordance with Section 5b hereof;

                  b. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of (i) the sale of all Common Stock covered thereby or (ii) the expiration of 12 months from the effective date of the registration statement, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares of Common Stock covered by such registration statement;

                  c. furnish to the Investors, such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such holder may reasonably request in order to facilitate the public sale or other disposition of such shares of Common Stock;

                  d. use its best efforts to register or qualify the shares of Common Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Investor shall reasonably request within days prior to the original filing of the registration statement and do any and all other acts or things which may be necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such shares of Common Stock; provided, however, that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then subject to process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes;

                  e. at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 5b hereof, notify the Investor of the happening of any event as a result of which the prospectus included in such registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such holder, as promptly as practicable prepare, file and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  f. if the Company has delivered preliminary or final prospectuses to the Investor and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Investor and, if requested, the Investor shall immediately cease making offers of shares of Common Stock and return all prospectuses to the Company. The Company shall promptly provide the Investor with revised prospectuses and, following receipt of the revised prospectuses, the Investor shall be free to resume making offers of the shares of Common Stock; and

g.  furnish,  at the request of the  Investor on the date that such shares of Common Stock are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to the Investor, addressed to the underwriters, if any, and to the Investor, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Investor, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to Investor.

         5. Expenses. The Company shall pay all expenses incurred by the Company in complying with Sections 2, 3, 4 and 5 of this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD Regulation, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and disbursements of the Company's counsel; provided, however, that all underwriting discounts, selling commissions and counsel fees of the Investor shall be paid by the Investor.

         6. Indemnification.

                  a. In the event of any registration of any shares of Common Stock under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Investor, each of such holder's trustees and their officers, directors and partners, each underwriter of such shares, if any, each broker or any other person, if any, who controls any of the foregoing Persons, within the meaning of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares of Common Stock were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any shares of Common Stock pursuant to Section 6d hereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under the Securities Act or such state securities or blue sky laws. The Company shall reimburse (after receipt of appropriate documentation) such selling holder, trustee officer, director, partner, underwriter, broker or other Person acting on behalf of such selling holder and each such controlling Person for any legal or any other out-of-pocket expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or said amendment or supplement or any document incident to registration or qualification of any shares of Common Stock pursuant to Section 5d hereof in reliance upon and in conformity with written information furnished to the Company by such selling holder or such underwriter specifically for use in the preparation thereof or information omitted to be furnished by such selling holder.

                  b. Before shares of Common Stock held by the Investor shall be included in any registration pursuant to this Agreement, and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6a) the Company, each director of the Company, each officer of the Company who signs such registration statement and any Person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such selling holder or such underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement.

                  c. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 6a or b, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided, however, that, if counsel for any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, there is an actual or potential conflict of interest between the indemnified and the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this
Section 6; provided, however, that in no event shall any indemnification by the Investor under this Section 6 exceed the net proceeds from the offering received by the Investor. The indemnified party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnifying party or parties, which consent shall not be unreasonably withheld. No indemnifying party, in defense of any such claim or litigation, shall, except with the consent of such indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party a release from all liability in respect to such claim or litigation.

                  d. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) party exercising rights under this Agreement, makes a claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and the Investor will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect the relative fault of the Company and the Investor in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations. Notwithstanding the foregoing, no person or entity who is guilty of fraudulent misrepresentation, within the meaning of Section 12f of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

                  e. Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of the shares of Common Stock, the Company, the Investor and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of this
Section 6 shall be deemed inoperative for purposes of such offering.

         7. Reporting Requirements Under the Exchange Act. The Company agrees to keep effective its registration under the Exchange Act and to file timely such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. The Company forthwith upon request agrees to furnish to the Investor (a) a written statement by the Company that it has complied with such reporting requirements, (b) a copy of the most recent annual or quarterly report of the Company and (c) such other reports and documents filed by the Company with the Commission as such holder may reasonably request in availing itself of an exemption for the sale of share of Common Stock without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 7 are to enable the Investor to comply with the current public information requirements contained in Rule 144 under the Securities Act should such holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision). In addition, the Company agrees to take such other measures and file such other information, documents and reports, as shall be required of it hereafter by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect) and the use of Form S-3.

         8. Shareholder Information. The Company may request the Investor as to which (if any) registration is to be effected pursuant to this Agreement to furnish the Company with such information with respect to it and the distribution of its share of Common Stock as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith, and the Investor as to which any registration is to be effected pursuant to this Agreement agrees to furnish the Company with such information.

         9. "Market Stand-Off" Agreement. The Investor hereby agrees that, except for a registration of the share of Common Stock on Form S-4, if applicable, during the period of duration specified by the Company and an underwriter of securities of the Company (not to exceed 180 days) following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that the Investor agrees to such limitation if and only if all officers and directors of the Company do so.

                  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the share of Common Stock owned by the Investor (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period.

     10. Forms. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

     11. Termination of Rights. The rights of the Investor to register shares of Common Stock pursuant to this Agreement, and the Company's obligations to effect such registration, (i) shall terminate as to all of the Company's obligations hereunder on the date on which all share of Common Stock have been registered under applicable federal and state securities laws, and (ii) with respect to the Company's obligations pursuant to Section 2 of this Agreement only, shall terminate after the Company has registered shares of Common Stock pursuant to
Section 2 on two occasions.

     12. Granting of Registration Rights. The Company shall not grant any future registration rights superior to those granted hereunder without the prior written consent of the Investor.

 13. Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.


     14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

     15. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

     16. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

The Company:                   Global Technovations, Inc.
                               William C. Willis, Jr.,
                               President and Chief Executive Officer
                               7108 Fairway Drive, Suite 200
                               Palm Beach Gardens, FL 33418
                               Facsimile (561) 775-2668

with a copy to:                Michael D. Harris, Esq.
                               Michael Harris, P.A.
                               1645 Palm Beach Lakes Blvd.
                               Suite 550
                               West Palm Beach, FL  33401
                               Facsimile (561) 478-1817

Trustees:                      Wilmington Trust Company

                               Rodney Square North

                               1100 North Market Street
                               Wilmington, DE 19890-0001

                               George Jeff Mennen

                              TMF Investments, Inc.

                               25 Hanover Road, Building B
                             Florham Park, NJ 07932

or to such other address as either of them, by notice to the other may designate from time to time. Time shall be counted to, or from, as the case may be, the date of delivery.

         17. Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding including an arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to an award by the court or arbitrator, as appropriate, of reasonable attorney's fees, including the fees on appeal, costs and expenses.

         18. Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

         19. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

         20. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations.

     21. Arbitration. Any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Wilmington, Delaware (unless the parties agree in writing to a different location), before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding the parties agree to provide all discovery deemed necessary by the arbitrator. The decision and award made by the arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

     22. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

     23. Force Majure. The parties shall each be excused from any delay in performance or for non-performance of any of the terms and conditions of this Agreement caused by any circumstances beyond their respective control, including, but not limited to, any Act of God, fire, flood, or government regulation, direction or request, or accident, labor dispute, unavoidable breakdown, civil unrest or disruption.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

                                    THE COMPANY:

________________________           Global Technovations, Inc..


________________________           By:
                                      Name:  William C. Willis, Jr.
                                      Title:   President and CEOr


                                    INVESTOR:

________________________           Wilmington Trust Company and George Jeff
                                   Mennen co-trustees u/a dated
                                   11/23/70 with George S. Mennen FBO
                                   John Henry Mennen



                                     By:  __________________________
                                          George Jeff Mennen, Trustee

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE SECURITIES ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAW. THESE SECURITIES AND THE SECURITIES ISSUED UPON EXERCISE HEREOF MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, NOR MAY THESE WARRANTS BE EXERCISED, EXCEPT IN ACCORDANCE WITH TERMS SET FORTH IN THIS CERTIFICATE OR IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES.

                                                                    No. I-2

                           GLOBAL TECHNOVATIONS, INC.

                                    WARRANTS

                   TO PURCHASE 729,167 SHARES OF COMMON STOCK

         Global Technovations, Inc., a Delaware corporation (the "Company"), hereby certifies that for value received, Wilmington Trust Company and George Jeff Mennen, co-trustees u/a dated November 25, 1970 with George S. Mennen FBO John Henry Mennen, or its assigns (the "Holder"), is entitled subject to the terms set forth below to purchase from the Company 729,167 fully paid and non-assessable shares of common stock (the "Common Stock") of the Company at the price of $.94 per share (the "Purchase Price"). These warrants shall be exercisable for 10 years commencing August 31, 2000 and expiring on August 30, 2010 at 6:00 p.m. New York time. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         As used herein the following capitalized terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

                  (b) The term "Common Stock" means the common stock, par value $0.001 per share, of the Company, together with all stock of any class or classes (however designated) of the Company, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

                  (c) The term "Purchase Price" shall be the then applicable purchase price for one share of Common Stock as adjusted pursuant to Sections 5 and 6 hereof.

                  (d) The term "Securities Act" means the Securities Act of 1933 as the same shall be in effect at the time.

                  (e)      The term "Warrants" refers to these Warrants.

         1. Registration. The Company shall register for public sale the Common Stock and all other shares of Common Stock owned by the Holder or obtainable by the Holder upon exercise of outstanding warrants, options or rights or by conversion of convertible securities, all in accordance with a Registration Rights Agreement in the form annexed as Exhibit A.

         2. Sale or Exercise Without Registration. If, at the time of any exercise, permitted transfer or surrender for exchange of the Warrants or of Common Stock previously issued upon the exercise of the Warrants, such Warrants or Common Stock shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the holder or transferee of such Warrants or Common Stock, as the case may be, furnish to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, provided that the disposition thereof shall at all times be within the control of such holder or transferee, as the case may be, and provided further that nothing contained in this Section 2 shall relieve the Company from complying with any request for registration pursuant to Section 1 hereof. The Holder of the Warrants represents to the Company that it is acquiring the Warrants for investment and not with a view to the distribution thereof.

         3. Exercise of Warrants; Partial Exercise.

     3.1 Exercise in Full or in Part. These Warrants may be exercised in full or in part by the Holder hereof by surrender of these Warrants, with the form of subscription attached hereto duly executed by such holder, to the Company at its principal office, as provided in Section 19 hereof, accompanied by payment by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of these Warrants (without giving effect to any adjustment therein) by the Purchase Price.

     3.2 Company to Reaffirm Obligations. The Company will, at the time of any exercise of these Warrants, upon the request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of these Warrants, provided that if the Holder of these Warrants shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such Holder any such rights.

     4. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of these Warrants in full or in part, and in any event within two days thereafter, the Company at its expense (including the payment by it of any applicable issue or transfer taxes) will cause to be issued in the name of and delivered to the Holder hereof a certificate or certificates for the number of fully paid and non-assessable Common Stock or other securities to which such Holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value of one full share (determined by the closing price on the principal market as of the date of receipt of the Warrants with executed subscription), together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 5 hereof or otherwise.

     5. Anti-Dilution Provisions. If and to the extent that the number of issued shares of Common Stock of the Company shall be increased, reduced or changed by change in par value, split up, reclassification, or distribution of a dividend payable in Common Stock, the number of shares subject to the Warrants and the exercise price per share shall be proportionately adjusted; provided, however, that the anti-dilution provision described in this Section 5 does not apply to sales of Common Stock made by the Company at a price below the Purchase Price.

     6. Reorganization, Consolidation, Merger, etc. In case the Company shall (a) effect a reorganization, (b) consolidate with or merge with or into any other entity, or (c) transfer all or substantially all of its properties or assets to any other entity under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the holder of these Warrants, upon the exercise thereof as provided in Section 3 hereof at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised these Warrants immediately prior thereto, all subject to further adjustment thereafter as provided in Section 5 hereof.

     7. Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Common Stock upon the exercise of all Warrants from time to time outstanding.

     8. Officer's Certificate as to Adjustments. In each case of any adjustment or readjustment in the Common Stock issuable upon the exercise of the Warrants, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate, executed by its chief financial or accounting officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of Common Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each such certificate to each Holder of Warrants.

     9. Notices of Record Date, etc. In the event of:

                  (a) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person; or

                  (b) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

         and to which the provisions of either or both of Sections 5 and 6 hereof are applicable, then and in each such event the Company will mail or cause to be mailed to each holder of Warrants a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.
10.  Reservation of Common Stock,  etc.,  Issuable on Exercise of Warrants.
The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, the number of shares of Common Stock which may be issuable from time to time upon the exercise of the Warrants.

     11. Listing on Securities Exchanges; Registration. If the Company at any time shall list any Common Stock on any national securities exchange, the Company will, at its expense, simultaneously list on such exchange, upon official notice of issuance upon exercise of the Warrants, and maintain such listing of, all Common Stock from time to time issuable upon the exercise of the Warrants. The Company shall promptly seek, and use its best efforts to obtain, stockholder approval if required by any national securities exchange.

     12. Exchange of Warrants. Subject to the provisions of Section 2 hereof, upon surrender for exchange of any Warrants, properly endorsed to the Company, the Company at its own expense will issue and deliver to the holder thereof new Warrants of like tenor, in the name of such holder calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face of the Warrants so surrendered.

     13. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrants and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrants, the Company at its expense will execute and deliver, in lieu thereof, new Warrants of like tenor.

     14. Warrant Agent. The Company may, by written notice to each Holder of the Warrants, appoint an agent for the purpose of issuing Common Stock upon the exercise of the Warrants pursuant to Section 3 hereof, exchanging Warrants pursuant to Section 12 hereof, and replacing Warrants pursuant to Section 13 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     15. Legend. Unless the shares of Common Stock have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the Common Stock, pursuant thereto all certificates representing Common Stock shall bear on the face thereof substantially the following legend:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or unless a written opinion of counsel to the Company concludes that such disposition is in compliance with an available exemption from such registration.

     16. Remedies. The Company stipulates that the remedies at law of the Holder of these Warrants in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of these Warrants are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     17. Severability. In the event any parts of these Warrants are found to be void, the remaining provisions of these Warrants shall nevertheless be binding with the same effect as though the void parts were deleted.


     18. Benefit. These Warrants shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

     19. Notices and Addresses. All notices, offers, acceptance and any other acts under these Warrants (except delivery of these Warrants and payment of the Purchase Price) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

The Company:                        Mr. William C. Willis, Jr.,
                                    President and Chief Executive Officer
                                    Global Technovations, Inc.
                                    7108 Fairway Drive, Suite 200
                                    Palm Beach Gardens, FL  33418-3757
                                    Facsimile:  (561) 775-2668

The Holder:                         Mr. George Jeff Mennen
                                    TMF Investments, Inc.
                                    25 Hanover Road, Building B
                                    Florham Park, NJ 07932

And:                                Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, DE 19890-0001
                                    Attention:  Michael DiGregorio, Esquire

or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

     20. Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to these Warrants, or to the interpretation, breach or enforcement thereof, and any action or proceeding including an arbitration proceeding is commenced to enforce the provisions of these Warrants, the prevailing party shall be entitled to an award by the court of reasonable attorney's fees, costs and expenses.

     21. Governing Law. These Warrants and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations.

     22. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of these Warrants.

Dated: August 30, 2000             GLOBAL TECHNOVATIONS, INC.

                                   By:
                                      William C. Willis, Jr.
                                      President and Chief Executive Officer

                                 ASSIGNMENT FORM

              (To be executed only upon the assignment of Warrants)

         FOR VALUE RECEIVED the undersigned registered holder of the within Warrants hereby sells, assigns and transfers unto ______________, whose address is ____________________________ all of the rights of the undersigned under the within Warrants, with respect to ______________ Common Stock of Global Technovations, Inc. and, if such Common Stock do not include all the Common Stock issuable as provided in the Warrants, that new Warrants of like tenor for the number of Common Stock not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ______________ Attorney to register such transfer on the books of ______________ maintained for the purpose, with full power of substitution in the premises.

Dated: ______________, ______.



(Signature must conform in all respects to name of holder as specified on the face of the Warrants)


Signature Guaranteed

Address:

                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrants)

To:___________________________

         The undersigned, the holder of the within Warrants, hereby irrevocably elects to exercise the purchase right represented by such Warrants for, and to purchase thereunder, ______________ Common Stock of Global Technovations, Inc., and herewith makes payment of $______________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, , whose address is . If the Common Stock being purchased hereby do not include all the Common Stock issuable as provided in the Warrants, that new Warrants for the number of Common Stock not being purchased hereunder be issued in the name of and delivered to the undersigned.

Dated: ______________, ______.


(Signature must conform in all respects to name of holder as specified on the face of the Warrants)


Signature Guaranteed

Address:

                                    Exhibit A

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of the 30th day of August, 2000 by and among Global Technovations, Inc., a Delaware corporation (the "Company"), and Wilmington Trust Company and George Jeff Mennen, co-trustees u/a dated November 25, 1970 with George S. Mennen FBO John Henry Mennen, or its assigns (the "Investor").

         WHEREAS, the Company has issued to the Investor, warrants to purchase shares of common stock dated as of the date hereof (the "Warrants"); and

         WHEREAS, the Company has agreed to provide certain registration rights to the Investor in connection with the shares of Common Stock issuable to the Investor pursuant to exercise of the Warrants;

         Therefore, the parties hereto hereby agree as follows:

     1. Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

         "Agreement" means this Registration Rights Agreement, as the same may be amended, modified or supplemented in accordance with the terms hereof.

         "Board" means the Board of Directors of the Company.

         "Common Stock" means the Common Stock, $.001 par value per share, of the Company.

         "Commission" means the Securities and Exchange Commission.

         "Company" has the meaning assigned to it in the introductory paragraph of this Agreement.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excluded Forms" has the meaning assigned to it in Section 2c of this Agreement.

         "Investor" has the meaning assigned to it in the introductory paragraph of this Agreement.

         "Other Shares" has the meaning assigned to it in Section 4f of this Agreement.

         "Person" includes any natural person, corporation, trust, association, company, partnership, joint venture, limited liability company and other entity and any government, governmental agency, instrumentality or political subdivision.

         "Proposed Registration" has the meaning assigned to it in Section 4 of this Agreement.

         The terms "register" "registered" and "registration" refer to a registration effected by preparing and filing a registration statement on other than any of the Excluded Forms in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Warrants" mean the warrants referred to on the first WHEREAS clause hereof.

         2.  Required Registration.

                  a. At any time, the holders of Common Stock may from time to time request (the "Request") that the Company register under the Securities Act, all or any portion of the shares of Common Stock held by such requesting holder or holders for sale in the manner specified in such notice. The Company shall be obligated to file a registration statement with respect to such Common Stock registered pursuant to this Section 2 within 45 days of such Request.

                  b. Following receipt of any Request under this Section 2, the Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such Request, the number of shares specified in such Request (and in all subsequent notices received by the Company from other holders of shares within 30 days after the giving of such notice by the Company). If the holders initiating the Request hereunder intend to distribute the Common Stock covered by their Request by means of an underwriting, the underwriter will be selected by a majority in interest of the holders so requesting and shall be reasonably acceptable to the Company.

                  c. The Company shall be entitled to include in any registration statement referred to in this Section 2, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the shares to be sold for the Investor.

                  d. provided, however, that shares of Common Stock shall only be registrable pursuant to this Agreement if and so long as they have not been
(i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 41 thereof so that all transfer restrictions and restrictive legends with respect to such shares of Common Stock are removed upon the consummation of such sale and the seller and purchaser of such shares of Common Stock shall have received an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such shares of Common Stock in the hands of the purchaser are freely transferable without restriction or registration under the Securities Act in any public or private transaction.

        3.       Piggyback Registration.

                  a. Each time that the Company proposes for any reason to register any of its Common Stock under the Securities Act in connection with the proposed offer and sale of its Common Stock for money, either for its own account or on behalf of any other security holder ("Proposed Registration"), other than pursuant to a registration statement on Excluded Forms, the Company shall promptly give written notice of such Proposed Registration to the Investor and shall offer the Investor the right to request inclusion of the share of Common Stock in the Proposed Registration.

                  b. The Investor shall have 30 days from the receipt of such notice to deliver to the Company a written request specifying the number of share of Common Stock such holder intends to sell in the Proposed Registration and the holder's intended method of disposition.

                  c. In the event that the Proposed Registration by the Company is, in whole or in part, an underwritten public offering, the Company shall so advise the Investor as part of the written notice given pursuant to Section 4a, and any request under Section 4b must specify that the shares be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration.

                  d. Upon receipt of a written request pursuant to Section 4b, the Company shall promptly use its best efforts to cause all such shares of Common Stock held by the Investor to be registered under the Securities Act (and included in any related qualifications under blue sky laws or other compliance), to the extent required to permit sale or disposition as set forth in the Proposed Registration.

                  e. In the event that the offering is to be an underwritten offering, all holders of Shares proposing to distribute their shares of Common Stock through such underwritten offering agree to enter into an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company.

                  f. Notwithstanding the foregoing, if in its good faith judgment, the Company or managing underwriter determines and advises in writing that the inclusion of shares of Common Stock proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the Investor (such other shares hereinafter collectively referred to as the "Other Shares"), would interfere with the successful marketing of such securities, then the number of such shares to be included in such underwritten public offering shall be reduced first, (i) by the shares requested to be included in such registration by the holders of Other Shares, on a pro rata basis, based upon the number of Other Shares sought to be registered by each holder, and, second (ii) from the number of shares of Common Stock then owned by the Investor. The foregoing shall not apply to the sale of Common Stock by the Company or registration rights previously granted by the Company.

     4. Preparation and Filing. If and whenever the Company is under an obligation pursuant to this Agreement to use its best efforts to effect the registration of any Common Stock, the Company shall, as expeditiously as practicable:
                  a. prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective in accordance with Section 5b hereof;

                  b. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of (i) the sale of all Common Stock covered thereby or (ii) the expiration of 12 months from the effective date of the registration statement, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares of Common Stock covered by such registration statement;

                  c. furnish to the Investors, such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such holder may reasonably request in order to facilitate the public sale or other disposition of such shares of Common Stock;

                  d. use its best efforts to register or qualify the shares of Common Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Investor shall reasonably request within days prior to the original filing of the registration statement and do any and all other acts or things which may be necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such shares of Common Stock; provided, however, that the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then subject to process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes;

                  e. at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 5b hereof, notify the Investor of the happening of any event as a result of which the prospectus included in such registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such holder, as promptly as practicable prepare, file and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  f. if the Company has delivered preliminary or final prospectuses to the Investor and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Investor and, if requested, the Investor shall immediately cease making offers of shares of Common Stock and return all prospectuses to the Company. The Company shall promptly provide the Investor with revised prospectuses and, following receipt of the revised prospectuses, the Investor shall be free to resume making offers of the shares of Common Stock; and

                  g. furnish, at the request of the Investor on the date that such shares of Common Stock are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to the Investor, addressed to the underwriters, if any, and to the Investor, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Investor, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to Investor.

         5. Expenses. The Company shall pay all expenses incurred by the Company in complying with Sections 2, 3, 4 and 5 of this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD Regulation, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses, and fees and disbursements of the Company's counsel; provided, however, that all underwriting discounts, selling commissions and counsel fees of the Investor shall be paid by the Investor.

         6.       Indemnification.

                  a. In the event of any registration of any shares of Common Stock under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Investor, each of such holder's trustees and their officers, directors and partners, each underwriter of such shares, if any, each broker or any other person, if any, who controls any of the foregoing Persons, within the meaning of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such shares of Common Stock were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document incident to registration or qualification of any shares of Common Stock pursuant to Section 6d hereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under the Securities Act or such state securities or blue sky laws. The Company shall reimburse (after receipt of appropriate documentation) such selling holder, trustee officer, director, partner, underwriter, broker or other Person acting on behalf of such selling holder and each such controlling Person for any legal or any other out-of-pocket expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said prospectus, or said amendment or supplement or any document incident to registration or qualification of any shares of Common Stock pursuant to Section 5d hereof in reliance upon and in conformity with written information furnished to the Company by such selling holder or such underwriter specifically for use in the preparation thereof or information omitted to be furnished by such selling holder.

                  b. Before shares of Common Stock held by the Investor shall be included in any registration pursuant to this Agreement, and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6a) the Company, each director of the Company, each officer of the Company who signs such registration statement and any Person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such selling holder or such underwriter specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement.

                  c. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 6a or b, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so as to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided, however, that, if counsel for any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, there is an actual or potential conflict of interest between the indemnified and the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this
Section 6; provided, however, that in no event shall any indemnification by the Investor under this Section 6 exceed the net proceeds from the offering received by the Investor. The indemnified party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnifying party or parties, which consent shall not be unreasonably withheld. No indemnifying party, in defense of any such claim or litigation, shall, except with the consent of such indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party a release from all liability in respect to such claim or litigation.

                  d. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) party exercising rights under this Agreement, makes a claim for indemnification pursuant to this Section 6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and the Investor will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as is appropriate to reflect the relative fault of the Company and the Investor in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, it being understood that the parties acknowledge that the overriding equitable consideration to be given effect in connection with this provision is the ability of one party or the other to correct the statement or omission which resulted in such losses, claims, damages or liabilities, and that it would not be just and equitable if contribution pursuant hereto were to be determined by pro rata allocation or by any other method of allocation which does not take into consideration the foregoing equitable considerations. Notwithstanding the foregoing, no person or entity who is guilty of fraudulent misrepresentation, within the meaning of Section 12f of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

                  e. Notwithstanding any of the foregoing, if, in connection with an underwritten public offering of the shares of Common Stock, the Company, the Investor and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of this
Section 6 shall be deemed inoperative for purposes of such offering.

       7. Reporting Requirements Under the Exchange Act. The Company agrees to keep effective its registration under the Exchange Act and to file timely such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. The Company forthwith upon request agrees to furnish to the Investor (a) a written statement by the Company that it has complied with such reporting requirements, (b) a copy of the most recent annual or quarterly report of the Company and (c) such other reports and documents filed by the Company with the Commission as such holder may reasonably request in availing itself of an exemption for the sale of share of Common Stock without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 7 are to enable the Investor to comply with the current public information requirements contained in Rule 144 under the Securities Act should such holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision). In addition, the Company agrees to take such other measures and file such other information, documents and reports, as shall be required of it hereafter by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect) and the use of Form S-3.

      8. Shareholder Information. The Company may request the Investor as to which (if any) registration is to be effected pursuant to this Agreement to furnish the Company with such information with respect to it and the distribution of its share of Common Stock as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith, and the Investor as to which any registration is to be effected pursuant to this Agreement agrees to furnish the Company with such information.

      9. "Market Stand-Off" Agreement. The Investor hereby agrees that, except for a registration of the share of Common Stock on Form S-4, if applicable, during the period of duration specified by the Company and an underwriter of securities of the Company (not to exceed 180 days) following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that the Investor agrees to such limitation if and only if all officers and directors of the Company do so.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the share of Common Stock owned by the Investor (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period.

     10. Forms. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

     11. Termination of Rights. The rights of the Investor to register shares of Common Stock pursuant to this Agreement, and the Company's obligations to effect such registration, (i) shall terminate as to all of the Company's obligations hereunder on the date on which all share of Common Stock have been registered under applicable federal and state securities laws, and (ii) with respect to the Company's obligations pursuant to Section 2 of this Agreement only, shall terminate after the Company has registered shares of Common Stock pursuant to
Section 2 on two occasions.

     12. Granting of Registration Rights. The Company shall not grant any future registration rights superior to those granted hereunder without the prior written consent of the Investor.

     13. Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.


     14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

     15. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

     16. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

The Company:

Global Technovations, Inc.
William C. Willis, Jr.,
President and Chief Executive Officer
7108 Fairway Drive, Suite 200
Palm Beach Gardens, FL 33418
Facsimile (561) 775-2668



with a copy to:

Michael D. Harris, Esq.
Michael Harris, P.A.
1645 Palm Beach Lakes Blvd.
Suite 550
West Palm Beach, FL 33401
Facsimile (561) 478-1817

Trustees:

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-0001

George Jeff Mennen
TMF Investments, Inc.
25 Hanover Road, Building B
Florham Park, NJ 07932



or to such other address as either of them, by notice to the other may designate from time to time. Time shall be counted to, or from, as the case may be, the date of delivery.

         17. Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding including an arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to an award by the court or arbitrator, as appropriate, of reasonable attorney's fees, including the fees on appeal, costs and expenses.

         18. Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

         19. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

         20. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Delaware without regard to choice of law considerations.

         21. Arbitration. Any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Wilmington, Delaware (unless the parties agree in writing to a different location), before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding the parties agree to provide all discovery deemed necessary by the arbitrator. The decision and award made by the arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

         22. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

       23. Force Majure. The parties shall each be excused from any delay in performance or for non-performance of any of the terms and conditions of this Agreement caused by any circumstances beyond their respective control, including, but not limited to, any Act of God, fire, flood, or government regulation, direction or request, or accident, labor dispute, unavoidable breakdown, civil unrest or disruption.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

                                                     THE COMPANY:

________________________        Global Technovations, Inc..


________________________      By:
                                 Name:  William C. Willis, Jr.
                                 Title:   President and Chief Executive Officer


                                                     INVESTOR:

________________________       Wilmington Trust Company and George Jeff Mennen
                               co-trustees u/a dated
                               11/23/70 with George S. Mennen FBO
                                John Henry Mennen

                               By:  __________________________
                                    George Jeff Mennen, Trustee